UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 21, 1999


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


         0-14710                                         94-2756657
(Commission File Number)                     (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                   94710
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(Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code        (510) 644-1170
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          (Former name or former address, if changed since last report)



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                                      -2-

Item 5.  Other Events

     On July 22, 1999, XOMA Ltd. issued the announcement attached hereto as
Exhibit 1, which is incorporated herein by reference, that it had completed a private placement of 3,024,086 common shares for net proceeds of $16,519,000. The Company entered into a subscription agreement with the investors, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference. Under the terms of a registration rights agreement, the Company granted the investors registration rights for the common shares issued to them, a copy of which is attached hereto as Exhibit 3 and incorporated herein by reference. The Company also issued warrants to purchase an aggregate of 150,000 common shares to Sutro & Co. Incorporated and Arnhold & S. Bleichroeder, Inc., financial advisors to the Company in the July 1999 private placement, and granted registration rights for the warrants issued to them pursuant to a registration rights agreement. Copies of the warrant and related registration rights agreement are attached hereto as Exhibit 4 and Exhibit 5, respectively, and incorporated herein by reference.

Item 7.  Exhibits

1.   Press Release dated July 22, 1999.

2. Form of Subscription Agreement dated as of July 21, 1999 by and between XOMA Ltd. and the purchasers of Common Shares in the July 1999 private placement

3. Form of Registration Rights Agreement dated as of July 21, 1999 by and between XOMA Ltd. and the purchasers of Common Shares in the July 1999 private placement

4.   Form of Common Share Purchase Warrant

5. Form of Registration Rights Agreement dated as of July 21, 1999 by and between XOMA Ltd. and the placement agents in the July 1999 private placement



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                                      -3-

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 23, 1999                XOMA LTD.



                                     By:    /s/ Christopher J. Margolin
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                                            Christopher J. Margolin
                                            Vice President, General
                                            Counsel and Secretary



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                                      -4-

                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated July 22, 1999

2. Form of Subscription Agreement dated as of July 21, 1999 by and between XOMA Ltd. and the purchasers of Common Shares in the July 1999 private placement

3. Form of Registration Rights Agreement dated as of July 21, 1999 by and between XOMA Ltd. and the purchasers of Common Shares in the July 1999 private placement

4.   Form of Common Share Purchase Warrant

5. Form of Registration Rights Agreement dated as of July 21, 1999 by and between XOMA Ltd. and the placement agents in the July 1999 private placement